Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Flowserve Corporation (the “Company”) on Form 10-K for the period ended December 31, 2004 (the “Annual Report”), I, Lewis M. Kling, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     (1)     The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2)      The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 13, 2006

/s/ Lewis M. Kling
Lewis M. Kling
President and Chief Executive Officer